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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):      April 11, 2005

                              COVANSYS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    MICHIGAN
                 (State or Other Jurisdiction of Incorporation)


        0-22141                                        38-2606945
(Commission File Number)                 (I.R.S. Employee Identification Number)

       32605 WEST TWELVE MILE ROAD, SUITE 250, FARMINGTON HILLS, MI 48334
               (Address of Principal Executive Office) (Zip Code)

                                 (248) 488-2088
              (Registrant's Telephone Number, Including Area Code)

                                      None

          (Former Name and Former Address, if Change Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a.12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

         Covansys Corporation on April 11, 2005 announced the appointment of James E. Barlett and Hugh R. Harris to the Company's Board of Directors effective immediately. Mr. Barlett will replace Frank D. Stella who retired from active board service. Mr. Harris will replace William P. Foley, II, who joined the Board following consummation of the Stock Purchase Agreement that Covansys entered into with Fidelity Information Services in 2004.

         Following the appointment of Mr. Barlett and Mr. Harris, Covansys' Board will continued to have 10 Directors, six of whom are independent. Consistent with the Company's bylaws, Messrs. Barlett and Harris will be nominated as Directors for approval by Covansys shareholders at the Company's next annual shareholders meeting.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

EXHIBIT NUMBER                       EXHIBIT DESCRIPTION
-----------------   ----------------------------------------------------------
99.1                Press release dated April 11, 2005


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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                                 Covansys Corporation

Dated: April 11, 2005

                                                 By: /s/ James S. Trouba
                                                 Executive Vice President, Chief
                                                 Financial Officer


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                                  Exhibit Index

EXHIBIT NUMBER                       EXHIBIT DESCRIPTION
-----------------   ------------------------------------------------------------
99.1                Press release dated April 11, 2005